EXHIBIT 10.2
FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT
This FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is dated as of April 4, 2006 and entered into by and between WINSTON FINANCE PARTNERS LLC (“Seller”) and MARATHON STRUCTURED FINANCE FUND, L.P. (“Buyer”), and is made with reference to that certain Master Repurchase Agreement dated as of October 5, 2004, as amended (the “Master Agreement”), between Seller and Buyer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Master Agreement.
RECITALS
WHEREAS, Seller and Buyer desire to amend the Master Agreement to reduce the Pricing Spread for non-Construction Loans to 2.75% and for Construction Loans to 3.00%, and to have Seller’s affiliate, Winston Hotels Inc., guaranty payment to Buyer of all payments due with respect to Construction Loans.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.
AMENDMENTS TO THE MASTER AGREEMENT
1.1 Amendments to Provisions Relating to Defined Terms
The column labeled Pricing Spread in Schedule 2 is hereby amended as of the Amendment Effective Date (as hereinafter defined) by replacing 4.50% with 2.75% and by replacing 5.50% with 3.00% each place those figures appear.
1.2 Amendments to Section 3: Guaranty
Subsection 3.02 of the Master Agreement is hereby amended by adding paragraph (v) as follows:
“The guaranty from Winston Hotels Inc. in the form of Exhibit XI remains in full force and effect.”
1.3 Amendments to Table of Contents and Exhibits.
The Table of Contents is hereby amended by adding “Exhibit XI—Form of Guaranty of Winston Hotels Inc.” and by adding the form of guaranty appended to this Agreement to the Master Agreement.
1.4 Underlying Documents.
The underlying loan documents will be amended consistent with the terms of this Amendment, but shall be deemed so modified as of the Amendment Effective Date.
1.5 Construction Loan Stabilization.
When a Construction Loan has “Stabilized” the loan will be treated as a non-Construction Loan, the Pricing Spread shall be reduced to 2.75% and the Winston Guaranty with respect to that specific loan will be released by operation of the terms of the Winston Guaranty. “Stabilized” shall mean, with respect to a particular loan, the property subject to such loan is open to the public, fully operational for its intended purpose, and is generating positive net operating income, or is reasonably expected to generate positive net operating income (based on projections reasonably satisfactory to Buyer), all as reasonably determined by Buyer at the written request of Seller.

Section 2. CONDITIONS TO EFFECTIVENESS
Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
A. On or before the Amendment Effective Date, Seller shall deliver to Buyers (or to Buyer for Buyers with sufficient originally executed copies, where appropriate, for each Buyer and its counsel) copies of this Amendment, executed by Seller.
B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Buyer, acting on behalf of Buyers, and its counsel shall be satisfactory in form and substance to Buyer and such counsel, and Buyer and such counsel shall have received all such counterpart originals or certified copies of such documents as Buyer may reasonably request.
Section 3. SELLER’S REPRESENTATIONS AND WARRANTIES
In order to induce Buyers to enter into this Amendment and to amend the Master Agreement in the manner provided herein, Seller represents and warrants to each Buyer that the following statements are true, correct and complete:
A. Corporate Power and Authority. Seller has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Master Agreement as amended by this Amendment (the “Amended Agreement”).
B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Seller.
C. No Conflict. The execution and delivery by Seller of this Amendment and the performance by Seller of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Seller or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Seller or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Seller or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Seller or any of its Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Seller or any of its Subsidiaries; or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Seller or any of its Subsidiaries.
D. Governmental Consents. The execution and delivery by Seller of this Amendment and the performance by Seller of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Seller and are the legally valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default.

Section 4. MISCELLANEOUS
A. Reference to and Effect on the Master Agreement and the Other Loan Documents.
(i) On and after the Amendment Effective Date, each reference in the Master Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Master Agreement, “thereunder”, “thereof” or words of like import referring to the Master Agreement shall mean and be a reference to the Amended Agreement.
(ii) Except as specifically amended by this Amendment, the Master Agreement shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Buyer under, the Master Agreement.
(iv) This Amendment shall not apply to any Transactions consummated prior to the date hereof.
B. Fees and Expenses. Seller acknowledges that all costs, fees and expenses incurred by Buyer and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Seller.
C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WINSTON FINANCE PARTNERS LLC

By:	/s/ Jacob A. Darling
Name:	Jacob A. Darling
Title:	Vice President

MARATHON STRUCTURED FINANCE FUND, L.P.

By:	/s/ Andrew Rabinowitz
Name:	Andrew Rabinowitz
Title:	CFO, COO